Exhibit 10.24

EXECUTION VERSION

AMENDMENT NO. 1 TO

STOCK PURCHASE AGREEMENT AND AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 1 (this “Amendment”) dated as of June 24, 2020 amends the Stock Purchase Agreement and Agreement and Plan of Merger, dated as of May 25, 2020 (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Agreement”), by and among AdaptHealth LLC, a Delaware limited liability company (“Buyer”), AdaptHealth Corp., a Delaware corporation, Eleanor Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Buyer, Solara Holdings, LLC, a Delaware limited liability company, LCP Solara Blocker Seller, LLC, a Delaware limited liability company, in its capacity as Blocker Seller and the Representative (each as defined in the Agreement). Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties to the Agreement desire to amend certain provisions of the Agreement that contain scrivener’s errors, as set forth herein; and

WHEREAS, pursuant to Section 15.04 of the Agreement, any modification or amendment of the Agreement may only be effected by a written instrument executed by Buyer and the Representative.

NOW, THEREFORE, in consideration of the premises of this Amendment and the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and the Representative, intending to be legally bound, agree as follows:

1.             LLC Agreement. The definition of “LLC Agreement” contained in Section 12.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

““LLC Agreement” means that Second Amended and Restated Limited Liability Company Agreement of the Company, dated May 31, 2018.”

2.             Funded Debt. Clause (f) of the definition of “Funded Debt” contained in Section 12.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

“(f) any capitalized lease obligation, as determined under GAAP,”

3.             The Agreement is amended only as expressly provided in this Amendment and shall otherwise remain in full force and effect. From and after the execution of this Amendment by the parties hereto, any reference to the Agreement shall be deemed a reference to the Agreement as amended hereby. All references in the Agreement to the “date hereof” or the “date of this Agreement” shall refer to May 25, 2020. Without limiting any other provision of this Amendment, the parties hereto agree that the provisions of Article XV of the Agreement, as applicable, are incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed as of the day and year first above written.

BUYER:

ADAPTHEALTH LLC

By:	/s/ Luke McGee
Name: Luke McGee
Title: Chief Executive Officer

Signature Page to Amendment No. 1 to Stock Purchase Agreement and Agreement and Plan of Merger

REPRESENTATIVE:

LCP SOLARA BLOCKER SELLER, LLC

By:	/s/ Michael Bernard
Name: Michael Bernard
Title: President, Secretary and Treasury

Signature Page to Amendment No. 1 to Stock Purchase Agreement and Agreement and Plan of Merger